UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Dyne Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DYNE THERAPEUTICS, INC.

1560 Trapelo Road

Waltham, Massachusetts 02451

(781) 786-8230

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Friday, June 3, 2022

Dear Stockholder:

You are cordially invited to the 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) of Dyne Therapeutics, Inc. The 2022 Annual Meeting will be held exclusively via the Internet in a virtual meeting format at www.proxydocs.com/DYN on Friday, June 3, 2022 at 9:00 a.m. Eastern Time. At the meeting, the stockholders will consider and vote on the following matters:

1. The election of two Class II directors, Edward Hurwitz and Dirk Kersten, each to serve for a three-year term expiring at the 2025 annual meeting of stockholders and until his or her respective successor has been duly elected and qualified;

2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

3. The transaction of any other business that may properly come before the 2022 Annual Meeting or any adjournment or postponement thereof.

You may attend the 2022 Annual Meeting online at www.proxydocs.com/DYN, where you will be able to vote your shares electronically during the meeting and submit questions during the meeting. Stockholders will not be able to attend the annual meeting in person. In order to attend the 2022 Annual Meeting online, you must register in advance at www.proxydocs.com/DYN prior to the commencement of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the 2022 Annual Meeting and to vote and submit questions during the 2022 Annual Meeting. Please follow the instructions found on your Notice Regarding the Availability of Proxy Materials, Proxy Card and/or Voting Instruction Card and subsequent instructions that will be delivered to you via email.

Stockholders of record at the close of business on April 8, 2022 will be entitled to notice of and to vote electronically during the 2022 Annual Meeting or any adjournment or postponement thereof. A complete list of registered stockholders will be available to stockholders of record during the 2022 Annual Meeting for examination. We have elected to provide access to our proxy materials over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that providing our proxy materials over the Internet expedites stockholders’ receipt of proxy materials, lowers costs and reduces the environmental impact of our annual meeting.

We encourage all stockholders to attend the 2022 Annual Meeting online. However, whether or not you plan to attend the 2022 Annual Meeting, we encourage you to read the proxy statement and submit your proxy or voting instructions as soon as possible. Please review the instructions on each of your voting options described in the proxy statement.

By the Order of the Board of Directors,

/s/ Joshua Brumm

Joshua Brumm

President and Chief Executive Officer

Waltham, Massachusetts

April 22, 2022

Important Notice Regarding Internet Availability of Proxy Materials for the 2022 Annual Meeting of Stockholders to be Held on June 3, 2022: The proxy materials and our 2021 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are available at www.proxydocs.com/DYN. These documents are also available to any stockholder who wishes to receive a paper copy by calling 866-648-8133, visiting www.investorelections.com/DYN or emailing paper@investorelections.com. Any requests for a paper copy of these documents should be received by May 24, 2022, in order to ensure timely delivery.

DYNE THERAPEUTICS, INC.

1560 Trapelo Road

Waltham, Massachusetts 02451

(781) 786-8230

PROXY STATEMENT

2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Friday, June 3, 2022

INFORMATION CONCERNING SOLICITATION AND VOTING

This proxy statement contains information about our 2022 annual meeting of stockholders, or the Annual Meeting. The meeting will be held on Friday, June 3, 2022 at 9:00 a.m. Eastern Time. The Annual Meeting will be held exclusively via the Internet in a virtual meeting format at www.proxydocs.com/DYN. There will not be a physical meeting location, and stockholders will not be able to attend the Annual Meeting in person. Except where the context otherwise requires, references to “Dyne,” “the Company,” “we,” “us,” “our” and similar terms refer to Dyne Therapeutics, Inc. References to our website are inactive textual references only and the contents of our website are not incorporated by reference into this proxy statement.

This proxy statement and the enclosed proxy card are being furnished in connection with the solicitation of proxies by our board of directors for use at the Annual Meeting and at any adjournment or postponement of that meeting. All proxies will be voted in accordance with the instructions they contain. If you do not specify your voting instructions, your proxy will be voted in accordance with the recommendations of our board of directors. We are making this proxy statement, the related proxy card and our annual report to stockholders for the fiscal year ended December 31, 2021, or our 2021 Annual Report, available to stockholders for the first time on or about April 22, 2022.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written or oral request to Dyne Therapeutics, Inc., 1560 Trapelo Road, Waltham, Massachusetts 02451 or by calling 866-648-8133, by emailing paper@investorelections.com or by submitting a request over the Internet at www.investorelections.com/DYN. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are also available on the SEC’s website at www.sec.gov.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Q. Why do I have access to these materials?

A. We have made these proxy materials available to you because our board of directors is soliciting your proxy to vote at the Annual Meeting to be held on June 3, 2022 at 9:00 a.m. Eastern Time, including at any adjournments or postponements of the meeting. As a holder of common stock as of the close of business on April 8, 2022, you are invited to attend the Annual Meeting online and are requested to vote on the items of business described in this proxy statement. This proxy statement includes information that we are required to provide to you under the rules adopted by the SEC and that is designed to assist you in voting your shares.

Q. Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

A. In accordance with SEC rules, we have elected to provide access to our proxy materials, including this proxy statement and our 2021 Annual Report, over the Internet. Accordingly, we plan to send a Notice Regarding the Availability of Proxy Materials, or the Notice, to our stockholders of record entitled to vote at the Annual Meeting with instructions for accessing the proxy materials. We plan to mail the Notice on or about April 22, 2022 to all stockholders entitled to vote at the Annual Meeting.

All stockholders entitled to vote at the Annual Meeting will have the ability to access the proxy materials by visiting the website referred to in the Notice, www.proxydocs.com/DYN. This makes the proxy distribution process more efficient and less costly and helps conserve natural resources. The Notice also contains instructions to request to receive a printed set of the proxy materials. You may request a paper copy of the proxy materials over the Internet at www.investorelections.com/DYN, by emailing paper@investorelections.com, or by calling 866-648-8133.

The Notice also identifies the date and time of, and web address for, the Annual Meeting; the matters to be acted upon at the meeting and our board of directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request to receive, free of charge, a paper or e-mail copy of the proxy statement, our 2021 Annual Report, and a form of proxy card relating to the Annual Meeting; and information on how to access and vote the form of proxy card.

Q. Can I vote my shares by filling out and returning the Notice?

A. No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote over the Internet or by telephone, by requesting and returning a printed proxy card, or how to register to vote online during the Annual Meeting.

Q. What does it mean if I receive more than one Notice?

A. If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.

Q. What is the purpose of the Annual Meeting?

A. At the Annual Meeting, stockholders will consider and vote on the following matters:

(1) The election of two Class II directors, Edward Hurwitz and Dirk Kersten, each to serve for a three-year term expiring at the 2025 annual meeting of stockholders and until his respective successor has been duly elected and qualified (Proposal No. 1).

(2) The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (Proposal No. 2).

(3) The transaction of any other business that may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q. Why is the Annual Meeting of stockholders a virtual, online meeting?

A. The Annual Meeting will be held as a virtual meeting of stockholders where stockholders will participate by accessing a website using the Internet. There will not be a physical meeting location. We believe that hosting a virtual meeting may enable greater stockholder attendance and participation from any location around the world.

Q. How do I virtually attend the Annual Meeting?

A. We will host the Annual Meeting exclusively via the Internet at www.proxydocs.com/DYN. In order to attend the Annual Meeting online, you must register at www.proxydocs.com/DYN prior to the commencement of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote and submit questions during the Annual Meeting. Please be sure to follow instructions found on your Notice, proxy card and/or voting instruction card and subsequent instructions that will be delivered to you via email. Online registration for the Annual Meeting will begin on or around April 22, 2022.

The webcast of the Annual Meeting will start at 9:00 a.m., Eastern Time, on June 3, 2022. Instructions on how to attend and participate in the meeting online will be sent to you via email, upon completing your registration.

Q. Who can vote?

A. Only stockholders of record at the close of business on April 8, 2022, the record date for the Annual Meeting, are entitled to vote at the Annual Meeting. On this record date, there were 51,667,060 shares of our common stock outstanding. Common stock is our only class of stock outstanding.

Q. How many votes do I have?

A. Each share of our common stock that you own as of the record date, April 8, 2022, entitles you to one vote on each matter that is voted on.

Q. Is my vote important?

A. Your vote is important no matter how many shares you own. Please take the time to vote. Take a moment to read the instructions, choose the way to vote that is the easiest and most convenient for you and cast your vote as soon as possible.

Q. How do I vote?

A. If you are the “record holder” of your shares, meaning that you own your shares in your own name and not through a bank, brokerage firm or other nominee, you may vote:

(1) Over the Internet: To vote over the Internet prior to the Annual Meeting, please go to the following website: www.proxypush.com/DYN, and follow the instructions at that site for submitting your proxy electronically. If you vote over the Internet, you do not need to complete and mail your proxy card or vote your proxy by telephone. Your vote must be received by 8:59 a.m. Eastern Time on June 3, 2022 to be counted.

(2) By Telephone: To vote by telephone, please call (866) 892-1437, and follow the instructions provided on the proxy card. If you vote by telephone, you do not need to complete and mail your proxy card or vote your proxy over the Internet. Your vote must be received by 8:59 a.m. Eastern Time on June 3, 2022 to be counted.

(3) By Mail: To vote by mail, you must request printed proxy materials, including a proxy card, and complete, sign and date the proxy card and return it promptly in the postage prepaid envelope provided. If you vote by mail, you do not need to vote over the Internet or by telephone. Your proxy card must be received by June 2, 2022 to be counted.

(4) Online During the Annual Meeting: You may attend and vote at the Annual Meeting online at www.proxydocs.com/DYN, where you will be able to vote electronically during the meeting. In order to attend, you must register at www.proxydocs.com/DYN prior to the commencement of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including a unique link that will allow you access to the Annual Meeting and to vote during the Annual Meeting. If you vote by proxy prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote.

If your shares are held in “street name,” meaning they are held for your account by an intermediary, such as a bank, brokerage firm or other nominee, then you are deemed to be the beneficial owner of your shares and the bank, brokerage firm or other nominee that actually holds the shares for you is the record holder and is required to vote the shares it holds on your behalf according to your instructions. The proxy materials, as well as voting and revocation instructions, should have been forwarded to you by the bank, brokerage firm or other nominee that holds your shares. In order to vote your shares, you will need to follow the instructions that your bank, brokerage firm or other nominee provides you. Many brokerage firms solicit voting instructions over the Internet or by telephone.

You are welcome to virtually attend the Annual Meeting if your shares are held in street name, however, you must register in advance at www.proxydocs.com/DYN. You must also obtain a legal proxy executed in your favor from the holder of record (i.e., your bank, brokerage firm or other nominee) to vote shares held in street name during the meeting. A legal proxy is not the form of proxy included with this proxy statement. If you hold your shares in “street name,” you must request a legal proxy from your bank, brokerage firm or other nominee to vote during the Annual Meeting. Further instructions will be provided to you as part of your registration process.

Q. Can I change my vote?

A. If you are the “record holder” of your shares, you may revoke your proxy and change your vote by following one of the below procedures:

(1) Vote over the Internet or by telephone as instructed above under “Over the Internet” and “By Telephone.” Only your latest Internet or telephone vote is counted. You may not change your vote over the Internet or by telephone after 8:59 a.m. Eastern Time, on June 3, 2022.

(2) Sign and complete a new proxy card and send it by mail in the postage prepaid envelope provided. Mediant Communications must receive the proxy card no later than June 2, 2022. Only your latest dated proxy card will be counted.

(3) Virtually attend the Annual Meeting online and vote online as instructed above. Attending the Annual Meeting alone will not revoke your Internet vote, telephone vote or proxy submitted by mail, as the case may be.

(4) Give our Corporate Secretary written notice before the meeting that you want to revoke your proxy. Such written notice should be sent to Dyne Therapeutics, Inc., Attention: Joshua Brumm, President, Chief Executive Officer and Corporate Secretary, 1560 Trapelo Road, Waltham, Massachusetts 02451.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, brokerage firm or other nominee and following their instructions. You may also vote virtually at the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you obtain a legal proxy as described in the answer to the question “How do I vote?” above.

Attending the Annual Meeting alone will not revoke your proxy.

Q. Will my shares be voted if I do not return my proxy?

A. If your shares are registered directly in your name, your shares will not be voted if you do not vote over the Internet, by telephone or by returning your proxy card by mail or online while virtually attending the Annual Meeting.

If your shares are held in “street name,” your brokerage firm may under certain circumstances vote your shares if you do not return your voting instructions. Brokerage firms can vote customers’ unvoted shares on discretionary matters but they will not be allowed to vote your shares with respect to certain non-discretionary items. If you do not return voting instructions to your brokerage firm to vote your shares, your brokerage firm may, on discretionary matters, either vote your shares or leave your shares unvoted.

Proposal No. 1, the election of two Class II directors, is not considered a discretionary matter. If you do not instruct your brokerage firm how to vote with respect to this proposal, your brokerage firm may not vote your shares with respect to this proposal and your shares instead will be counted as “broker non-votes” with respect to this proposal. “Broker non-votes” occur when your bank, brokerage firm or other nominee submits a proxy for your shares (because the bank, brokerage firm or other nominee has received instructions from you on one or more proposals, but not all proposals, or has not received instructions from you but is entitled to vote on a particular “discretionary” matter) but does not indicate a vote for a particular proposal because the bank, brokerage firm or other nominee either does not have the authority to vote on that proposal and has not received voting instructions from you or has discretionary authority but chooses not to exercise it. Proposal No. 2, the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022, is considered a discretionary matter. If you do not instruct your brokerage firm how to vote with respect to this proposal, your brokerage firm will be able to vote your shares on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name. We encourage you to provide voting instructions to your brokerage firm or other nominee. This ensures that your shares will be voted at the Annual Meeting according to your instructions. You should receive directions from your brokerage firm or other nominee about how to submit your voting instructions.

Q. How many shares must be represented to hold the Annual Meeting?

A. A majority of our shares of common stock outstanding at the record date must be present virtually or represented by proxy to hold the Annual Meeting. This is called a quorum. For purposes of determining whether a quorum exists, we count as present any shares that are voted over the Internet, by telephone, by mail or virtually at the meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to abstain or only votes on one of the proposals. In addition, we will count as present shares that are counted as broker non-votes. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.

The presence at the Annual Meeting, virtually or by proxy, of holders representing a majority of our outstanding common stock as of the record date, April 8, 2022, or approximately 25,833,531 shares, constitutes a quorum at the meeting and permits us to conduct the business of the meeting.

Q. What vote is required to approve each matter and how are votes counted?

A. Proposal No. 1—Election of Directors

A nominee will be elected as a director at the Annual Meeting if the nominee receives a plurality of the votes cast by stockholders entitled to vote at the meeting. You may:

• vote FOR all nominees;

• vote FOR a particular nominee or nominees and WITHHOLD your vote from the other nominees; or

• WITHHOLD your vote from all nominees.

Votes that are withheld and broker-non votes will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal No. 2—Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the holders of shares of common stock representing a majority of the votes cast on the matter is required for the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions and broker non-votes will not be counted as votes cast on this matter and, as a result, will have no effect on the outcome of Proposal No. 2.

Although stockholder approval of our audit committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 is not required, we believe that it is advisable to give stockholders an opportunity to ratify this appointment. If this proposal is not approved at the Annual Meeting, our audit committee will reconsider its appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2022.

Q. How does the board of directors recommend that I vote on the proposals?

A. Our board of directors recommends that you vote:

• FOR the election of each of the two Class II directors, Edward Hurwitz and Dirk Kersten, each to serve for a three-year term expiring at the 2025 annual meeting of stockholders and until his or her respective successor is duly elected and qualified; and

• FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Q. Are there other matters to be voted on at the Annual Meeting?

A. We do not know of any matters that may come before the Annual Meeting other than the election of our Class II directors and the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. If any other matters are properly presented at the Annual Meeting, the persons named in the accompanying proxy intend to vote, or otherwise act, in accordance with their judgment on the matter.

Q. Who will count the votes?

A. The votes will be counted, tabulated and certified by Mediant Communications, Inc.

Q. How can I find out the results of the voting at the Annual Meeting?

A. Preliminary voting results will be announced at the Annual Meeting. Final voting results will be tallied by the inspector of election and published in a current report on Form 8-K to be filed with the SEC within four business days after the Annual Meeting.

Q. How do I submit a question at the Annual Meeting?

A. If you wish to submit a question prior to the Annual Meeting, you must register to attend the Annual Meeting. You can visit www.proxydocs.com/DYN, and follow the instructions for registering to attend the Annual Meeting and for submitting a question. If you wish to submit a question during the Annual Meeting, you may log into the virtual meeting platform using the unique link provided to you via email following the completion of your registration prior to the commencement of the Annual Meeting at www.proxydocs.com/DYN. Our virtual meeting will be governed by our Rules of Conduct and Procedures, which will be posted at www.proxydocs.com/DYN during the meeting.

Q. How and when may I submit a stockholder proposal, including a stockholder nomination for director for the 2023 annual meeting?

A. Stockholders wishing to suggest a candidate for director should write to our Corporate Secretary. In order to give the nominating and corporate governance committee sufficient time to evaluate a recommended candidate and/or include the candidate in our proxy statement for the 2023 annual meeting, the recommendation should be received by our Corporate Secretary at our principal executive offices in accordance with our procedures detailed in the section below entitled “Stockholder Proposals for our 2023 Annual Meeting.” Such submissions must state the nominee’s name, together with appropriate biographical information and background materials and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of common stock owned by such stockholder or group of stockholders, as well as other information required by our bylaws or SEC regulations. We may require any proposed nominee to furnish such other information as we may reasonably require in determining the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such proposed nominee.

Q. Who is paying the costs of soliciting these proxies?

A. We will pay all of the costs of soliciting proxies. Our directors, officers and other employees may solicit proxies in person or by mail, telephone, fax or email. We will pay our directors, officers and other employees no additional compensation for these services. We will ask banks, brokerage firms and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We may reimburse them for their expenses.

Q. Whom should I contact if I have any questions?

A. If you have any questions about the Annual Meeting or your ownership of our common stock, please contact Dyne Investor Relations at 1560 Trapelo Road, Waltham, MA 02451, telephone: 857-341-1203, e-mail: ir@dyne-tx.com.

Implications of Being an “Emerging Growth Company” and a “Smaller Reporting Company”

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, and may remain an emerging growth company until December 31, 2025 or until such earlier time as we have more than $1.07 billion in annual revenue, we become a “large accelerated filer” under SEC rules, or we issue more than $1 billion of non-convertible debt over a three-year period. The JOBS Act contains provisions that, among other things, reduce certain reporting requirements for an “emerging growth company.” For so long as we remain an emerging growth company, we are permitted and plan to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include reduced disclosure obligations regarding executive compensation. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We may take advantage of some or all of these exemptions until such time as we are no longer an emerging growth company. We have taken advantage of certain reduced reporting obligations in this proxy statement. Accordingly, the information contained herein may be different than the information you receive from other public companies in which you hold stock.

We are also a “smaller reporting company,” meaning that the market value of our stock held by non-affiliates is less than $700 million and our annual revenue was less than $100 million during our most recently completed fiscal year. We may continue to be a smaller reporting company if either (i) the market value of our stock held by non-affiliates is less than $250 million or (ii) our annual revenue was less than $100 million during the most recently completed fiscal year and the market value of our stock held by non-affiliates is less than $700 million. If we are a smaller reporting company at the time we cease to be an emerging growth company, we may continue to rely on exemptions from certain disclosure requirements that are available to smaller reporting companies. For so long as we remain a smaller reporting company, we are permitted and intend to rely on exemptions from certain disclosure and other requirements that are applicable to other public companies that are not applicable to a smaller reporting company.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

In accordance with the terms of our restated certificate of incorporation and amended and restated bylaws, our board of directors is divided into three classes, class I, class II and class III, with members of each class serving staggered three-year terms. As a result, only one class of our directors is elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective three-year terms. Our board of directors currently consists of eight members. The members of the classes are divided as follows:

• the class I directors are Carlo Incerti, M.D., Lawrence Klein, Ph.D., and Catherine Stehman-Breen, M.D., and their term will expire at the annual meeting of stockholders to be held in 2024;

• the class II directors are Edward Hurwitz and Dirk Kersten, and their term will expire at the Annual Meeting; and

• the class III directors are Jason Rhodes, David Lubner and Joshua Brumm, and their term will expire at the annual meeting of stockholders to be held in 2023.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our board of directors has nominated Edward Hurwitz and Dirk Kersten, for election as the class II directors at the Annual Meeting. Each of Mr. Hurwitz and Mr. Kersten is presently a director and has indicated a willingness to continue to serve as director, if elected. Unless otherwise instructed, proxies will be voted for Mr. Hurwitz and Mr. Kersten. In the event that either of Mr. Hurwitz or Mr. Kersten is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), your proxy will be voted for any nominee who is designated by our board of directors to fill the vacancy.

Information Regarding Directors

The following paragraphs provide biographical information as of March 31, 2022, including principal occupation and business experience during the last five years, for each director, including each nominee for class II director.

Information about the number of shares of common stock beneficially owned by each of our directors, including each nominee for class II director, appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

There are no family relationships between or among any of our executive officers or directors, including each nominee for class II director.

Class I Director Nominees, Term Expiring at the 2024 Annual Meeting of Stockholders

Carlo Incerti, M.D., 63, has served as a director of our company since March 2022. Dr. Incerti has served as an operating partner at Forbion since January 2019. Previously, he served as Senior Vice President, Chief Medical Officer and Head of Global Medical Affairs at Sanofi Genzyme, a healthcare company, from May 2011 to December 2018. Prior to the acquisition of Genzyme Corporation, a biotechnology company, by Sanofi in 2011, Dr. Incerti served as Senior Vice President of Global Market Access at Genzyme from 2010 to 2011 and held a number of positions at Genzyme in their European headquarters in the Netherlands from 1993 to 2010. He is Chairman of the Board at Inversago Pharma, EryDel SpA, Azafaros B.V., VectorY Therapeutics, and a member of the board of directors of Numab Therapeutics AG. Dr. Incerti is also a founding member of the International Rare Diseases Research Consortium. He received his medical degree from the University of Modena and Reggio Emilia in Italy. We believe Dr. Incerti is qualified to serve on our board based on his scientific background, his experience in the biopharmaceutical industry, including in rare disease drug development, and his experience as a director of biotechnology companies.

Lawrence Klein, Ph.D., 39, has served as a director of our company since September 2019. Dr. Klein has served in various positions at CRISPR Therapeutics AG, a biotechnology company, including Chief Business Officer since January 2019 and Chief Business Officer and Chief Operating Officer since January 2020, Senior Vice President, Business Development and Strategy from November 2017 to December 2018 and as Vice President, Strategy from February 2016 to November 2017. Before joining CRISPR, Dr. Klein was an Associate Partner at McKinsey & Company, a global management consulting firm, from October 2014 to February 2016. Dr. Klein received his B.S. in biochemistry and physics from the University of Wisconsin-Madison and his Ph.D. in biophysics from Stanford University. We believe Dr.

Klein is qualified to serve on our board based on his scientific background and his business development and operational experience as a senior executive in the biotechnology industry.

Catherine Stehman-Breen, M.D., 59, has served as a director of our company since June 2019. Dr. Stehman-Breen has served as the Chief Executive Officer and a member of the board of directors of Chroma Medicine, Inc., a biotechnology company, since December 2020. Previously, Dr. Stehman-Breen served as the Chief Development Officer of Obsidian Therapeutics, Inc., a biotechnology company, from July 2019 to December 2020. Previously, she served as an entrepreneur-in-residence at Atlas Venture, serving as Chief Medical Officer of our company from March 2018 to July 2019 and as Chief Medical Officer of Disarm Therapeutics, Inc., a biotechnology company, from April 2018 to July 2019. Dr. Stehman-Breen also served as Chief Medical Officer of Sarepta Therapeutics, Inc. from March 2017 to December 2017. Prior to that, Dr. Stehman-Breen served as Vice President, Clinical Development and Regulatory Affairs at Regeneron Pharmaceuticals, Inc., a biotechnology company. Dr. Stehman-Breen serves as a member of the board of directors of Generation Bio Co. and Tenaya Therapeutics, Inc. Dr. Stehman-Breen earned a B.A. in biology and psychology from Colby College, an M.Sc. degree in epidemiology from the University of Washington, where she also conducted her residency and fellowship training, and an M.D. from the University of Chicago. We believe Dr. Stehman-Breen is qualified to serve on our board based on her extensive leadership experience, including her experience with clinical development and regulatory matters and in the life science industry.

Class II Directors, Term Expiring at the 2025 Annual Meeting of Stockholders, if elected

Edward Hurwitz, 58, has served as a director of our company since November 2018. Mr. Hurwitz has served as a Managing Director at MPM Capital since January 2017 and as Managing Director of Precision BioVentures LLC since he founded the firm in 2013. Prior to joining MPM Capital, Mr. Hurwitz was a Director at Alta Partners from 2002 through December 2014. Prior to joining Alta Partners, Mr. Hurwitz served as Senior Vice President and CFO of Affymetrix, Inc. from 1997 to 2002. Prior to his service at Affymetrix, Mr. Hurwitz was a biotechnology research analyst for Robertson Stephens & Company and Smith Barney Shearson and a lawyer at Cooley Godward LLP. Mr. Hurwitz serves as a member of the board of directors of MacroGenics, Inc. and Applied Genetic Technologies Corporation and several private companies. Mr. Hurwitz earned his J.D. and M.B.A. degrees from the University of California, Berkeley, and his B.A. in molecular biology from Cornell University. We believe Mr. Hurwitz is qualified to serve on our board based on his education and professional background in science, business management and law, his work as a research analyst, senior executive, and lawyer in the biotechnology industry, his experience investing in life science companies, and his experience as a director of public and private biotechnology companies.

Dirk Kersten, 47, has served as a director of our company since November 2018. Mr. Kersten has served as a general partner at Forbion since October 2018 and currently manages the Forbion Growth Opportunities Fund. Mr. Kersten is a physicist by training and previously was a managing director at INKEF Capital from May 2014 to August 2018, where he was responsible for all healthcare investment activities. Prior to joining INKEF Capital, Mr. Kersten was a partner at Gilde Healthcare Partners from 2006 to 2014, including a period of three years when he led its U.S. operations. Mr. Kersten currently also serves on the board of directors of the following private life sciences companies: NorthSea Therapeutics B.V. and Synox Therapeutics Limited. Previously Mr. Kersten served on the board of directors of Ascendis Pharma A/S, Lanthio Pharma (prior to its acquisition by Morphosys AG), ProFibrix B.V. (prior to its acquisition by The Medicines Company), and Nightbalance B.V. (prior to its acquisition by Royal Philips). Mr. Kersten received his M.S. in physics from the University of Groningen in the Netherlands. We believe Mr. Kersten is qualified to serve on our board based on his scientific background, his extensive experience investing in life science companies and his experience as a director of biotechnology companies.

Class III Directors, Term Expiring at the 2023 Annual Meeting of Stockholders

Joshua Brumm, 44, has served as our Chief Executive Officer and President and as a director since October 2019. Prior to joining us, Mr. Brumm served as Chief Operating Officer and Chief Financial Officer at Kaleido Biosciences, Inc., a healthcare company, from April 2018 to October 2019. Prior to joining Kaleido, Mr. Brumm served as Chief Operating Officer and Chief Financial Officer at Versartis, Inc., a biopharmaceutical company, from November 2013 until December 2017. Mr. Brumm served as Executive Vice President of Finance at Pharmacyclics, LLC, a biopharmaceutical company, from August 2012 to August 2013. Prior to joining Pharmacyclics, Mr. Brumm served in various roles at ZELTIQ Aesthetics, Inc., a medical technology company, from December 2009 to August 2012, including as Senior Vice President and Chief Financial Officer, Vice President of Corporate Development and Investor Relations, Senior Managing Director of International Sales and Director of Corporate Development and Strategy. Prior to his service at ZELTIQ Aesthetics, Mr. Brumm served as Director of Finance at Proteolix, Inc. and held investment banking roles at Citigroup Global Markets, Inc. and Morgan Stanley. Mr. Brumm also serves as Chairman of the Board of Amphista Therapeutics Limited, a company focused on advancing targeted protein degradation therapeutics. Mr. Brumm holds a B.A. in business administration from the University of Notre Dame. We believe that Mr. Brumm is qualified to serve on our board of directors based on his experience, qualifications, attributes and skills, including experience in operations management and executive leadership.

David Lubner, 57, has served as a director of our company since March 2020. Mr. Lubner served as Executive Vice President and Chief Financial Officer of Ra Pharmaceuticals, Inc., a biotechnology company acquired by UCB S.A. in April 2020, from January 2016 until June 2020. Before joining Ra Pharmaceuticals, Mr. Lubner served as Chief Financial Officer of Tetraphase Pharmaceuticals, Inc., a biotechnology company, from its inception in 2006 to 2016, as Chief Financial Officer of PharMetrics Inc., a patient-based pharmacy and medical claims data informatics company, from 1999 until it was acquired by IMS Health in 2005 and as Vice President and Chief Financial Officer of ProScript, Inc. from 1996 to 1999. Mr. Lubner serves as a member of the board of directors of Arcellx Inc., Gemini Therapeutics, Inc., Vor Biopharma, Inc. and Point Biopharma, Inc. and several other private companies. Mr. Lubner previously served on the board of directors of Nightstar Therapeutics plc from 2017 until it was acquired by Biogen Inc. in June 2019 and Therapeutics Acquisition Corporation (d/b/a as Research Alliance Corp. I), a blank check company focused on the healthcare industry. Mr. Lubner is a Certified Public Accountant. He received his B.S. in business administration from Northeastern University and an M.S. in taxation from Bentley University. We believe Mr. Lubner is qualified to serve on our board based on his financial and leadership experience as a senior executive in the biotechnology industry and his experience as a director of a public biotechnology company, including serving as chair of the audit committee.

Jason Rhodes, 52, has served as a director of our company since December 2017 and chairman of our board of directors since November 2018. Mr. Rhodes also served as our founding President and Chief Executive Officer from December 2017 to November 2018. Mr. Rhodes has been a partner at Atlas Venture since 2014. From 2010 to 2014, Mr. Rhodes was employed at Epizyme, Inc., a biotechnology company, where he most recently served as President and Chief Financial Officer. Mr. Rhodes serves as a member of the board of directors of Replimune Group, Inc., Generation Bio Co. and several private companies, and previously served as a director at Bicycle Therapeutics, Inc. from 2016 to 2019 and Disarm Therapeutics, Inc. from 2016 to 2020. Mr. Rhodes earned a B.A. in history from Yale University and an M.B.A. from the Wharton School of the University of Pennsylvania. We believe Mr. Rhodes is qualified to serve on our board based on his extensive knowledge of our company from his roles as our founding chief executive officer and chairman of our board of directors as well as his extensive leadership experience, his biotechnology company board experience and his experience investing in life science companies.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF EACH OF MR. HURWITZ AND MR. KERSTEN.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The audit committee has appointed Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 and the board of directors has directed that management submit the selection of the independent registered public accountants for ratification by the stockholders at the Annual Meeting. Deloitte & Touche LLP has served as the Company’s registered public accountant since 2020. Representatives of Deloitte & Touche LLP are expected to be present online at the Annual Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions.

Stockholder ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm is not required by Delaware law, our restated certificate of incorporation or our amended and restated bylaws. However, the board of directors is submitting the audit committee’s selection of Deloitte & Touche LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the audit committee will reconsider whether to retain that firm. Even if the selection is ratified, the audit committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accountants, Fees and Other Matters

Deloitte & Touche LLP was our independent registered public accounting firm for the years ended December 31, 2021 and December 31, 2020. The following table summarizes the fees of Deloitte & Touche LLP billed to us for the last two fiscal years. All such services and fees were pre-approved by our audit committee in accordance with the “Pre-Approval Policies and Procedures” described below.

	Year Ended December 31,
	2021		2020
Audit Fees	$502,716	(1)	$1,054,105	(2)
Audit Related Fees	135,000	(3)	—
Total	$637,716		$1,054,105

(1)
“Audit Fees” for the year ended December 31, 2021 consisted of fees for the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with regulatory filings or engagements.
(2)
“Audit Fees” for the year ended December 31, 2020 consisted of fees for the audit of our annual financial statements, the review of the interim financial statements included in our registration statement on Form S-1 related to our IPO and our quarterly reports on Form 10-Q, services in connection with our IPO that was completed in September 2020 and other professional services provided in connection with regulatory filings or engagements.
(3)
“Audit Related Fees” for the year ended December 31, 2021 consisted of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements, including services in connection with our equity offering that was completed in January 2021 and services in connection with our registration statement on Form S-3 filed in November 2021.

Pre-Approval Policies and Procedures

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee. During our 2021 fiscal year, all of the services provided by Deloitte & Touche LLP were pre-approved by our audit committee.

Recommendation of the Board of Directors

OUR BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

CORPORATE GOVERNANCE

We believe that good corporate governance is important to ensure that our company is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted. Complete copies of our corporate governance guidelines, committee charters for all committees and code of business conduct and ethics are available on the “Investors & Media” section of our website, www.dyne-tx.com. We will also provide copies of these documents, free of charge, to any stockholder upon written request to Dyne Investor Relations, Dyne Therapeutics, Inc., 1560 Trapelo Road, Waltham, MA 02451, telephone: 857-341-1203, email: ir@dyne-tx.com.

Corporate Governance Guidelines

Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of Dyne and our stockholders. These guidelines, which provide a framework for the conduct of our board’s business, provide that:

• our board’s principal responsibility is to oversee the management of Dyne;

• a majority of the members of our board shall be independent directors;

• the independent directors meet at least twice annually in executive session;

• directors have full and free access to management and, as necessary and appropriate, independent advisors;

• new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

• our board will conduct a self-evaluation annually to determine whether it is functioning effectively.

Director Independence

The rules of the Nasdaq Stock Market, or Nasdaq, require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In March 2022, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of our directors, with the exception of Joshua Brumm, is an “independent director” as defined under applicable Nasdaq rules, including, in the case of all the members of our audit committee, the independence criteria set forth in Rule 10A-3 under the Exchange Act, and in the case of all the members of our compensation committee, the independence criteria set forth in Rule 10C-1 under the Exchange Act. In making such determination, our board of directors considered the relationships that each such non-employee director has with our company and all other facts and circumstances that our board of directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Joshua Brumm is not an independent director under these rules because he is an executive officer of our company.

Board Leadership Structure

Currently, the roles of chairman of our board of directors and chief executive officer are separated. Jason Rhodes is the chairman of our board of directors and Joshua Brumm is our chief executive officer. We believe that separating these positions allows our chief executive officer to focus on our day-to-day business, while allowing our chairman of the board to lead the board of directors in providing advice to, and independent oversight of, our management. While our amended and restated by-laws and corporate governance guidelines do not require that chairman of our board of directors and chief executive officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Director Nomination Process

Director Qualifications

While there are no specific minimum qualifications for a committee-recommended nominee to our board of directors, the qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

• Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.

• Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to the current and long-term objectives of our company and a willingness and ability to contribute positively to the decision-making process of our company.

• Nominees should have a commitment to understand our company and its industry and to regularly attend and participate in meetings of our board of directors and its committees.

• Nominees should have the interest and ability to understand the sometimes conflicting interests of the various constituencies of our company, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.

• Nominees should have the ability to represent the interests of all the Company’s stockholders and to fulfill the responsibilities of a director.

A Nominees’ background, including prior experience and knowledge of the life sciences industry, and the value of diversity on our board of directors is also considered by the nominating and corporate governance committee when evaluating director nominees. The nominating and corporate governance committee has not adopted a formal policy with respect to diversity, but believes that our board of directors, taken as a whole, should embody a diverse set of skills, experiences and backgrounds. In this regard, the committee takes into consideration the diversity (for example, with respect to gender, race and national origin) of our board members. The nominating and corporate governance committee does not apply any particular weighting of diversity or any other characteristic in evaluating nominees and directors. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The nominating and corporate governance committee’s goal is to assemble a board of directors that brings to our company a variety of perspectives and skills derived from high quality business and professional experience. Moreover, the nominating and corporate governance committee believes that the background and qualifications of the board of directors, considered as a group, should provide a significant mix of experience, knowledge and abilities that will allow the board of directors to fulfill its responsibilities. Our directors’ performance and qualification criteria are reviewed periodically by the nominating and corporate governance committee.

Identification and Evaluation of Nominees for Directors

The nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate director candidates. The process followed by the nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations and meetings from time to time to evaluate biographical information and background material relating to potential candidates. Final candidates, if other than our current directors, are interviewed by the members of the nominating and corporate governance committee and by certain of our other independent directors and executive management. In making its determinations, the nominating and corporate governance committee evaluates each individual in the context of our board of directors as a whole, with the objective of assembling a group that can best contribute to the success of our company and represent stockholder interests through the exercise of sound judgment.

After review and deliberation of all feedback and data, the nominating and corporate governance committee makes its recommendation to our board of directors.

To date, the nominating and corporate governance committee has not utilized third-party search firms to identify director candidates. The nominating and corporate governance committee may in the future choose to do so in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholders may recommend individuals to our nominating and corporate governance committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials, a statement as to the number of shares of our common stock beneficially owned by the stockholder making the recommendation, and certain other information as set forth in our amended and restated bylaws, to Nominating and Corporate Governance Committee, Attention: Joshua Brumm, President, Chief Executive Officer and Corporate Secretary, Dyne Therapeutics, Inc., 1560 Trapelo Road, Waltham, MA 02451. Assuming that appropriate biographical and background material has been provided on or before the dates set forth in the section below entitled “Stockholder Proposals for our 2023 Annual Meeting,” the committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others, as described above. If the board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting. Stockholders also have the right under our amended and restated bylaws to directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth under “Stockholder Proposals for our 2023 Annual Meeting.”

Communications with Our Board of Directors

Our board of directors will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Any interested party with concerns about our company may report such concerns to the board of directors, or the chairman of our board of directors, or otherwise the chair of the nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address: Dyne Therapeutics, Inc., 1560 Trapelo Road, Waltham, MA 02451.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the chairman of our board of directors or the chair of the nominating and corporate governance committee, as applicable, considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

A copy of any such written communication may also be forwarded to our legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and discretion.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is (877) 306-4941.

Board Diversity Matrix

In accordance with Nasdaq's Board Diversity Rule, we have elected to include our board diversity matrix in this proxy statement as set forth below.

Board Diversity Matrix (As of April 22, 2022)
	Female	Male
Total Number of Directors	8
Part I: Gender Identity
Directors	1	7
Part II: Demographic Background
White	1	7

Board Meetings and Attendance

Our board of directors met ten times during the year ended December 31, 2021, including telephonic meetings. During the year, each of our directors attended 75% or more of the aggregate number of meetings of the board of directors and the committees on which he or she served.

Director Attendance at Annual Meeting

Our corporate governance guidelines provide that directors are expected to attend the annual meeting of stockholders. All of our directors then in office attended our annual meeting of stockholders in 2021 virtually.

Committees of Our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operate under a charter approved by our board of directors. Each committee’s charter is posted on the “Investors & Media” section of our website, www.dyne-tx.com.

Audit Committee

Our audit committee held five meetings during the year ended December 31, 2021. The members of our audit committee are Dirk Kersten, Lawrence Klein, Ph.D. and David Lubner, and David Lubner is the chair of the audit committee. Our board of directors has determined that David Lubner is an “audit committee financial expert” as defined by applicable SEC rules and that each of the members of our audit committee possesses the financial sophistication required for audit committee members under Nasdaq rules. We believe that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our audit committee’s responsibilities include:

• appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

• overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

• reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

• monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;

• overseeing our risk assessment and risk management policies;

• establishing policies regarding hiring employees from our independent registered public accounting firm and procedures for the receipt and retention of accounting-related complaints and concerns;

• meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;

• reviewing and approving or ratifying any related person transactions; and

• preparing the audit committee report required by SEC rules.

All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Our compensation committee held five meetings during the year ended December 31, 2021.The members of our compensation committee are Edward Hurwitz, Dirk Kersten and Lawrence Klein, Ph.D., and Dirk Kersten is the chair of the compensation committee. Our compensation committee’s responsibilities include:

• reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our chief executive officer and our other executive officers;

• overseeing an evaluation of our senior executives;

• overseeing and administering our cash and equity incentive plans;

• reviewing and making recommendations to our board of directors with respect to director compensation;

• reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent required by SEC rules; and

• preparing the compensation committee report if and to the extent then required by SEC rules.

We believe that the composition of our compensation committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee held one meeting during the year ended December 31, 2021. The members of our nominating and corporate governance committee are David Lubner and Jason Rhodes, and Jason Rhodes is the chair of the nominating and corporate governance committee. Our nominating and corporate governance committee’s responsibilities include:

• recommending to our board of directors the persons to be nominated for election as directors and to each of our board’s committees;

• reviewing and making recommendations to our board with respect to our board leadership structure;

• reviewing and making recommendations to our board with respect to management succession planning;

• developing and recommending to our board of directors corporate governance principles; and

• overseeing a periodic evaluation of our board of directors.

We believe that the composition of our nominating and corporate governance committee meets the requirements for independence under current Nasdaq and SEC rules and regulations.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee is or has been a current or former officer or employee of our company. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any entity that has one or more of its executive officers serving on our board of directors or our compensation committee.

Board’s Role in Risk Oversight

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure, and our audit committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The audit committee also monitors compliance with legal and regulatory requirements.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers, employees and designated agents, including our principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions. This code is available on the “Investors & Media” section of our website, www.dyne-tx.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website.

Anti-Hedging Policy

We have adopted an insider trading policy that, among other things, expressly prohibits all of our employees, including our named executive officers, directors and certain agents of the company that are designated by our chief executive officer, as well as certain of their family members and related entities, from engaging in short sales of our securities, including short sales “against the box”; purchases or sales of puts, calls or other derivative securities based on our securities; and purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or other transactions that are designed to hedge or offset any decrease in the market value of our securities.

Director Compensation

The table below shows all compensation to our non-employee directors, including compensation for their services as a member or a chair of one of our standing committees, during the year ended December 31, 2021. Joshua Brumm, our President and Chief Executive Officer, is also a member of our board of directors, but he did not receive any additional compensation for service as a director. Mr. Brumm’s compensation as an executive officer is set forth below under “—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Total
	($)	($)(1)	($)(2)	($)
Jason Rhodes	73,000	—	240,312	313,312
Edward Hurwitz	40,000	—	240,312	280,312
Carlo Incerti, M.D.(3)	—	—	—	—
Dirk Kersten	52,500	—	240,312	292,812
Lawrence Klein, Ph.D.	47,500	—	240,312	287,812
David Lubner	54,000	—	240,312	294,312
Catherine Stehman-Breen, M.D.	35,000	—	240,312	275,312

(1)
As of December 31, 2021, the aggregate number of shares of our common stock held pursuant to restricted stock awards by each non-employee director was as follows: Mr. Rhodes, 0 shares; Mr. Hurwitz, 0 shares; Mr. Kersten, 0 shares; Dr. Stehman-Breen, 78,742 shares; Dr. Klein, 0 shares; and Mr. Lubner 0 shares.
(2)
The amounts reported represent the aggregate grant date fair value of stock options awarded in 2021, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value are set forth in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. These amounts reflect the accounting cost for these stock options and do not reflect the actual economic value that may be realized by the directors upon the vesting of the stock options, the exercise of the stock options or the sale of the common underlying such stock options. As of December 31, 2021, our non-employee directors Dr. Klein, Mr. Lubner and Dr. Stehman-Breen each held 85,226 shares of common stock subject to outstanding option awards, and Mr. Rhodes, Mr. Hurwitz and Mr. Kersten each held 19,596 shares of common stock subject to outstanding option awards.
(3)
Dr. Incerti was appointed to our board of directors on March 2, 2022.

Non-Employee Director Compensation Policy

In August 2020, our board of directors approved a non-employee director compensation program, which became effective on September 16, 2020. The non-employee director compensation program is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under this director compensation program, we pay our non-employee directors a cash retainer for service on the board of directors and for service on each committee on which the director is a member. The chairman of the board and of each committee receives higher retainers for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment is prorated for any portion of such quarter that the director is not serving on our board of directors. The fees paid to non-employee directors for service on the board of directors and for service on each committee of the board of directors on which the director is a member are as follows:

	Member Annual Fee	Chair Additional Annual Fee
Board of Directors	$35,000	$30,000
Audit Committee	7,500	7,500
Compensation Committee	5,000	5,000
Nominating and Corporate Governance Committee	4,000	4,000

We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending meetings of our board of directors and any committee of our board of directors on which they serve.

In addition, under our director compensation program, each non-employee director receives, upon his or her initial election or appointment to our board of directors, an option to purchase 39,193 shares of our common stock under our 2020 Stock Incentive Plan, or the 2020 Plan. Each of these options will vest in equal monthly installments until all shares are vested on the third anniversary of the date of grant, subject to the non-employee director’s continued service as a director. Further, on the date of each annual meeting of stockholders, each non-employee director that has served on our board of directors for at least six months will receive an option to purchase 19,596 shares of our common stock under the 2020 Plan. Each of these options will vest in full on the earlier of the first anniversary of the date of grant and the next annual meeting of stockholders following the date of grant, subject to the non-employee director’s continued service as a director. All options issued to our non-employee directors under our director compensation program are issued at exercise prices equal to the fair market value of our common stock on the date of grant and have a term of ten years.

Limitations of Liability and Indemnification Matters

Our restated certificate of incorporation limits the liability of our directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law, or the DGCL, and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors:

• for any breach of the director’s duty of loyalty to us or our stockholders;

• for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

• for voting for or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

• for any transaction from which the director derived an improper personal benefit.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the DGCL.

In addition, our restated certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

We maintain a general liability insurance policy that covers specified liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with all of our executive officers and directors. These indemnification agreements may require us, among other things, to indemnify each such executive officer or director for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our executive officers or directors.

Some of our non-employee directors may, through their relationships with their employers, be insured or indemnified against specified liabilities incurred in their capacities as members of our board of directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, executive officers or persons controlling us, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act of 1933, or the Securities Act, and is therefore unenforceable.

Report of the Audit Committee of the Board of Directors

The audit committee oversees the Company’s financial reporting process on behalf of the board of directors. We have reviewed the Company’s audited consolidated financial statements for the year ended December 31, 2021 and discussed them with Company management and Deloitte & Touche LLP, the Company’s independent registered public accounting firm.

We have received from, and discussed with, Deloitte & Touche LLP, which is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with accounting principles generally accepted in the United States such matters as are required to be discussed with the audit committee under generally accepted auditing standards, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, or the PCAOB, and the SEC. In addition, we have received from Deloitte & Touche LLP the written disclosures and the letter required by applicable requirements of the PCAOB regarding its communications with us concerning independence and have discussed with Deloitte & Touche LLP its independence from management and the Company.

Based on the review and discussions referred to above, we recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

The foregoing report has been furnished by the audit committee.

Respectfully submitted,

The Audit Committee of the Board of Directors

David Lubner, Chair

Dirk Kersten

Lawrence Klein, Ph.D

EXECUTIVE OFFICERS

The following table sets forth certain information concerning our executive officers, including their ages as of April 22, 2022:

Name	Age	Position
Joshua Brumm	44	Chief Executive Officer, President and Director
Susanna High	54	Chief Operating Officer
Wildon Farwell, M.D., MPH	47	Chief Medical Officer
Oxana Beskrovnaya, Ph.D.	61	Chief Scientific Officer
Jonathan McNeill, M.D.	37	Senior Vice President, Business Development
Richard Scalzo	36	Vice President of Accounting and Administration and Treasurer

The following is a biographical summary of the experience of our executive officers.

Joshua Brumm is our Chief Executive Officer and President and a director. Please see "Proposal No. 1 - Election of Directors" for biographical information regarding Mr. Brumm.

Susanna High has served as our Chief Operating Officer since July 2020. Prior to joining us, she was an independent adviser to biopharmaceutical organizations, with a focus on strategy and operations, from February 2019 until July 2020. Prior to that, Ms. High served as Chief Operating Officer of bluebird bio, Inc., a biopharmaceutical company, from December 2016 to January 2019. Previously, Ms. High served as Senior Vice President, Strategy and Business Integration at Alnylam Pharmaceuticals, Inc. from February 2015 to September 2016, and as Vice President, Business Planning and Program Management from June 2008 to January 2015 and Senior Director, Business Planning and Program Management from February 2007 to June 2008. Prior to joining Alnylam, she supported corporate strategy and business operations at Millennium Pharmaceuticals (now Takeda Oncology). Ms. High holds an undergraduate degree in economics and business management from Bocconi University in Italy and an M.B.A. from the MIT Sloan School of Management.

Wildon Farwell, M.D., MPH, has served as our Chief Medical Officer since March 2021. Prior to joining us, Dr. Farwell spent ten years at Biogen Inc. in roles of increasing responsibility from October 2010 to February 2021, most recently serving as Vice President, Global Head of Neuromuscular Diseases, Medical Affairs from April 2020 to March 2021, Executive Medical Director, Head of Late Stage Neuromuscular Clinical Development from March 2019 to September 2019 and Senior Medical Director, Clinical Development, SPINRAZA from August 2015 to March 2019. Prior to joining Biogen, Dr. Farwell was an Assistant Professor in Medicine at Harvard Medical School and a physician at Brigham and Women’s Hospital and the VA Boston Healthcare System. Dr. Farwell received his M.D. from the University of Missouri School of Medicine and an MPH in clinical effectiveness from Harvard University School of Public Health.

Oxana Beskrovnaya, Ph.D. has served as our Chief Scientific Officer since June 2021. She previously served as our Senior Vice President, Head of Research from January 2020 to May 2021. Prior to joining us, Dr. Beskrovnaya served as head of musculoskeletal and renal research in Sanofi’s rare disease and neurological unit from July 2011 to January 2020. Dr. Beskrovnaya is the author of numerous patents, invited reviews, editorials, book chapters and original research articles in major scientific journals. Dr. Beskrovnaya received her Ph.D. in genetics from Moscow Genetics Institute, followed by postdoctoral fellowship training in neuromuscular diseases at the Howard Hughes Medical Institute at the University of Iowa.

Jonathan McNeill, M.D. has served as our Senior Vice President, Business Development since July 2021. He previously served as our Vice President, Business Development from February 2019 to June 2021. Prior to joining us, Dr. McNeill served as Associate Director, Business Development at Editas Medicine, a biotechnology company, from August 2015 to January 2019. Prior to joining Editas, Dr. McNeill served as a Consultant at Boston Consulting Group from March 2014 to August 2015. Dr. McNeill earned his B.A. in public policy and economics from the University of North Carolina and his M.D. from the University of Pennsylvania.

Richard Scalzo has served as our Vice President of Accounting and Administration since July 2020 and our Treasurer since August 2020. He previously served as our Corporate Controller from December 2019 to July 2020. Prior to joining us, Mr. Scalzo served as Corporate Controller at several biotechnology companies, including Kaleido Biosciences, Inc. from August 2018 to November 2019, X4 Pharmaceuticals, Inc. from September 2016 to August 2018 and Ocata Therapeutics, Inc. (acquired by Astellas Pharma Inc. in February 2016) from August 2014 to September 2016. Mr. Scalzo started his career with PricewaterhouseCoopers in its health industries practice. Mr. Scalzo is a certified public accountant in the Commonwealth of Massachusetts and holds a B.S. in accounting from Boston College and an M.B.A. from the University of Massachusetts.

EXECUTIVE COMPENSATION

The following discussion relates to the compensation of our President and Chief Executive Officer, Joshua Brumm, our Chief Scientific Officer, Oxana Beskrovnaya, and our Chief Operating Officer, Susanna High for the fiscal year ended December 31, 2021. Mr. Brumm, Dr. Beskrovnaya and Ms. High are collectively referred to in this proxy statement as our named executive officers.

Summary Compensation Table

The following table sets forth information regarding compensation awarded to, earned by or paid to each of our named executive officers during the periods indicated.

Name and Principal Position	Year	Salary		Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation		Total
		($)		($)(1)	($)(2)	($)(3)	($)		($)
Joshua Brumm	2021	562,000		1,550,653	1,509,121	451,830	13,007	(4)	4,086,611
President and Chief Executive Officer	2020	482,667		3,134,366	7,944,295	299,877	6,900	(5)	11,868,105
Oxana Beskrovnaya	2021	406,875	(6)	1,820,317	479,195	201,527	1,038	(7)	2,908,952
Chief Scientific Officer
Susanna High	2021	425,000		514,762	528,933	221,000	926	(8)	1,690,621
Chief Operating Officer	2020	167,788	(9)	858,106	2,646,267	73,336	418	(10)	3,745,915

(1)
The amounts reported represent the aggregate grant date fair value of stock awards granted in the applicable fiscal year, calculated in accordance with FASB ASC Topic 718.
(2)
The amounts reported represent the aggregate grant date fair value of stock options awarded in the applicable fiscal year, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of stock options awarded in fiscal year 2021 are set forth in Note 9 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
(3)
The amounts reported represent performance-based cash bonuses earned by our named executive officers in the applicable year. See “—Narrative Disclosure to Summary Compensation Table—Annual Bonus” below for a general description of the criteria that our board of directors used to determine the performance-based cash bonuses.
(4)
The amounts reported represent $12,000 in childcare stipends as part of our response to the COVID-19 pandemic, $822 in long-term disability insurance premiums and $185 in group term life insurance premiums in excess of statutory limits.
(5)
The amount reported represents $6,000 in childcare stipends as part of our response to the COVID-19 pandemic, $763 in long-term disability insurance premiums and $137 in group term life insurance premiums in excess of statutory limits.
(6)
In 2021, we paid Dr. Beskrovnaya an annualized base salary of $375,000 until June 2021, when her annualized base salary increased to $430,000 upon her promotion to Chief Scientific Officer.
(7)
The amounts reported represent $822 in long-term disability insurance premiums and $216 in group term life insurance premiums in excess of statutory limits.
(8)
The amounts reported represent $818 in long-term disability insurance premiums and $108 in group term life insurance premiums in excess of statutory limits.
(9)
Ms. High commenced employment with us in July 2020. Her annualized base salary for 2020 was $400,000.
(10)
The amount reported represents $341 in long-term disability insurance premiums and $77 in group term life insurance premiums in excess of statutory limits.

Narrative Disclosure to Summary Compensation Table

We review compensation for our executive officers annually. The material terms of the elements of our executive compensation program for 2021 are described below.

Our compensation committee sets base salaries and bonus targets, and grants bonuses and equity incentive awards to our executive officers. In setting base salaries and bonus targets and granting equity incentive awards, our compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executives, individual and corporate performance as compared to our expectations and goals, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to our company. In granting bonuses, our compensation committee considers corporate and individual performance.

As part of our annual compensation process, our chief executive officer prepares performance evaluations for the other executive officers and recommends annual salary increases, annual equity incentive awards and cash bonuses to the compensation committee. The compensation committee conducts a performance evaluation of our chief executive officer. The compensation committee consults with the board of directors as to the achievement of corporate goals that drive compensation awards.

During its annual compensation review, our compensation committee also consults with external advisors. In fiscal 2021, the compensation committee engaged Compensia as its independent compensation consultant to provide comparative data on executive compensation practices in our industry and assess our executives’ compensation relative to comparable companies. The compensation committee reviewed information regarding the independence and potential conflicts of interest of Compensia, taking into account, among other things, the factors set forth in the Nasdaq listing standards. Based on such review, the compensation committee concluded that the engagement of Compensia did not raise any conflict of interest.

Base salary. In 2021, we paid Mr. Brumm an annualized base salary of $562,000. In 2021, we paid Dr. Beskrovnaya an annualized base salary of $375,000 until June 2, 2021, when her annualized base salary increased to $430,000 upon her promotion to Chief Scientific Officer. In 2021, we paid Ms. High an annualized base salary of $425,000. We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

Annual bonus. Our board of directors may, in its discretion, award bonuses to our named executive officers from time to time. We typically establish annual bonus targets based on specified corporate goals and individual performance and conduct annual performance reviews to assess individual performance. Each of our named executive officers was eligible to receive an annual bonus for 2021. For 2021, the target bonus amounts, expressed as a percentage of total salary earned during 2021, for each of Mr. Brumm, Dr. Beskrovnaya and Ms. High were as follows: 55%, 40% and 40%, respectively.

With respect to 2021, our board of directors awarded bonuses of $451,830, $201,527 and $221,000 to Mr. Brumm, Dr. Beskrovnaya and Ms. High, respectively.

Equity incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executive officers with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executive officers and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period and that equity grants with performance-based vesting help to align incentives for our executive officers with our key performance objectives. Accordingly, our board of directors periodically reviews the equity incentive compensation of our executive officers, including our named executive officers, and from time to time may grant equity incentive awards to them in the form of stock options, restricted stock or restricted stock units. Prior to our initial public offering, or IPO, our executive officers were eligible to participate in our 2018 Stock Incentive Plan, as amended, or the 2018 Plan. Since our IPO, our employees and executive officers have been eligible to receive stock options and other equity awards pursuant to our 2020 Stock Incentive Plan, or the 2020 Plan.

We have used stock options to compensate our executive officers in the form of initial grants in connection with the commencement of employment. Awards of stock options and restricted stock units to our executive officers have been made by our board of directors. The options and restricted stock units that we have granted to our executive officers are typically subject to time-based vesting, generally over four years following the vesting commencement date, and in certain cases include performance conditions. Upon certain terminations of employment in connection with a change of control, vesting is fully accelerated. Prior to the exercise of a stock option, the holder has no rights as a stockholder with respect to the shares subject to such option, including no voting rights and no right to receive dividends or dividend equivalents.

We have historically awarded stock options with exercise prices that are equal to the fair market value of our common stock on the date of grant.

In June 2021, we granted an option to purchase 110,000 shares of our common stock to Dr. Beskrovnaya, under the 2020 Plan, in connection with her promotion to Chief Scientific Officer. This option is exercisable at a price per share of $19.05 and vests as to 25% of the shares underlying the option on June 2, 2022, and then an additional 6.25% of the shares underlying the option vest in quarterly installments thereafter, subject to continuous service.

In December 2021, we granted Mr. Brumm, Dr. Beskrovnaya and Ms. High options to purchase 177,285, 54,786 and 60,472 shares of our common stock, respectively, under the 2020 Plan. Each of these options is exercisable at a price per share of $13.12 and vests in equal monthly installments until all shares are vested on the fourth anniversary of the date of grant, subject to continuous service. At the same time, we also granted restricted stock units to these officers for 118,190, 36,524 and 40,315 shares of our common stock, respectively, under the 2020 Plan. Each of these restricted stock units vests in equal quarterly installments until all shares are vested on the fourth anniversary of the date of grant, subject to continuous service.

Outstanding Equity Awards at 2021 Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by our named executive officers as of December 31, 2021.

	Option Awards					Stock Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable		Option Exercise Price	Option Expiration	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested
	(#)	(#)		($)	Date	(#)		($)(1)
Joshua Brumm	278,874	278,875	(2)	1.03	1/5/2030	—		—
President and Chief Executive Officer	96,207	211,656	(3)	5.54	7/30/2030	—		—
	118,536	260,782	(3)	5.54	7/30/2030	—		—
	—	153,931	(4)	5.54	7/30/2030	—		—
	100,244	220,537	(5)	19.00	9/15/2030	—		—
	—	78,386	(6)	19.00	9/15/2030	—		—
	—	177,285	(7)	13.12	12/9/2031	—		—
	—	—		—	—	80,270	(8)	954,413
	—	—		—	—	24,118	(9)	286,763
	—	—		—	—	118,190	(10)	1,405,279
Oxana Beskrovnaya	43,061	55,365	(11)	1.03	1/5/2030	—		—
Chief Scientific Officer	14,670	32,284	(12)	5.54	7/30/2030	—		—
	13,900	30,593	(12)	5.54	7/30/2030	—		—
	—	23,477	(4)	5.54	7/30/2030	—		—
	18,705	41,152	(5)	19.00	9/15/2030	—		—
	—	110,000	(13)	19.05	6/1/2031	—		—
	—	54,786	(7)	13.12	12/9/2031	—		—
	—	—		—	—	14,467	(8)	172,010
	—	—		—	—	36,524	(10)	434,270
Susanna High	33,955	74,702	(14)	5.54	7/30/2030	—		—
Chief Operating Officer	68,901	151,585	(14)	5.54	7/30/2030	—		—
	—	36,219	(4)	5.54	7/30/2030	—		—
	34,814	76,591	(5)	19.00	9/15/2030	—		—
	—	60,472	(7)	13.12	12/9/2031	—		—
	—	—		—	—	26,928	(8)	320,174
	—	—		—	—	40,315	(10)	479,345

(1)
The market value of our common stock is based on the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2021.
(2)
These option awards were granted on January 6, 2020 and vest over four years, with 25% of the shares vesting on October 12, 2020, and the remainder vesting in equal quarterly installments thereafter, subject to continuous service.
(3)
These option awards were granted on July 31, 2020 and vest over four years in equal quarterly installments, subject to continuous service.
(4)
These option awards were granted on July 31, 2020 and will vest in full only upon the effective date of an IND application filed by us, if we submit such application and it becomes effective on or prior to December 31, 2023.
(5)
These option awards were granted on September 16, 2020 and vest over four years in equal monthly installments, subject to continuous service.
(6)
These option awards were granted on September 16, 2020 and will vest in full only upon the effective date of an IND application filed by us, if we submit such application and it becomes effective on or prior to June 30, 2022.
(7)
These option awards were granted on December 10, 2021 and vest over four years in equal monthly installments, subject to continuous service.
(8)
These restricted stock units were granted on September 17, 2020 and vest over four years in equal annual installments, subject to continuous service.

(9)
These restricted stock units were granted on September 16, 2020 and will vest in full only upon the effective date of an IND application filed by us, if we submit such application and it becomes effective on or prior to June 30, 2022.
(10)
These restricted stock units were granted on December 10, 2021 and vest over four years in equal quarterly installments, subject to continuous service.
(11)
These option awards were granted on January 6, 2020 and vest over four years, with 25% of the shares vesting on January 27, 2021, and the remainder vesting in equal quarterly installments thereafter, subject to continuous service.
(12)
These option awards were granted on July 31, 2020 and vest over four years in equal quarterly installments, with the first vesting occurring on January 27, 2021, the second vesting occurring on January 31, 2021, and the remaining vesting occurring each quarter subsequent to the second vesting date, subject to continuous service.
(13)
These option awards were granted on June 2, 2021 and vest over four years, with 25% of the shares vesting on June 2, 2022, and the remainder vesting in equal quarterly installments thereafter, subject to continuous service.
(14)
These option awards were granted on July 31, 2020 and vest over four years, with 25% of the shares vesting on July 31, 2021, and the remainder vesting in equal quarterly installments thereafter, subject to continuous service.

Employment Arrangements with Our Named Executive Officers

Offer Letters

Joshua Brumm

In September 2019, in connection with our appointment of Mr. Brumm as our President and Chief Executive Officer, we entered into an offer letter with Mr. Brumm. The offer letter established Mr. Brumm’s title, his base salary, his eligibility for an annual bonus, and his eligibility for benefits made available to employees generally and also provided for certain benefits upon termination of his employment under specified conditions. Mr. Brumm’s employment is at will. Pursuant to the offer letter, we granted Mr. Brumm an option to purchase 557,749 shares of our common stock, which is subject to service-based vesting, and agreed to grant to him additional stock options to maintain his target ownership percentage in our company until such time as we had sold equity having an aggregate purchase price of $50,000,000. Pursuant to the offer letter, Mr. Brumm’s base salary was initially set at $450,000 and his annual bonus for 2019 was fixed at $180,000. Mr. Brumm’s base salary is currently set at $610,000 and his target bonus percentage for 2021 was 55%.

Oxana Beskrovnaya

In January 2020, in connection with our appointment of Dr. Beskrovnaya as our Senior Vice President, Head of Research, we entered into an offer letter with Dr. Beskrovnaya. The offer letter established Dr. Beskrovnaya’s title, her base salary, her eligibility for an annual bonus, and her eligibility for benefits made available to employees generally. Dr. Beskrovnaya's employment is at will. Pursuant to the offer letter, we granted Dr. Beskrovnaya an option to purchase 98,426 shares of our common stock, which is subject to service-based vesting. Pursuant to the offer letter, Dr. Beskrovnaya’s base salary was initially set at $375,000, her target bonus percentage for 2020 was 35%, and she was granted a signing bonus of $35,000. Dr. Beskrovnaya was promoted to Chief Scientific Officer in June 2021. Dr. Beskrovnaya’s base salary is currently set at $450,057 and her target bonus percentage for 2021 was 40%.

Susanna High

In July 2020, in connection with our appointment of Ms. High as our Chief Operating Officer, we entered into an offer letter with Ms. High. The offer letter established Ms. High’s title, her base salary, her eligibility for an annual bonus, and her eligibility for benefits made available to employees generally. Ms. High’s employment is at will. Pursuant to the offer letter, we granted Ms. High an option to purchase 220,486 shares of our common stock, which is subject to service-based vesting. Pursuant to the offer letter, Ms. High’s base salary was initially set at $400,000 and her target bonus percentage for 2020 was 40%. Ms. High’s base salary is currently set at $467,500 and her target bonus percentage for 2021 was 40%.

Severance Upon Termination of Employment; Change in Control

In August 2020, we adopted our Executive Severance and Change in Control Benefits Plan, or the severance benefits plan, for certain of our employees, including each of our executive officers. The severance benefits provided in the severance benefits plan supersede the separation benefits, if any, provided under the terms of each covered employee’s offer letter. Under the terms of the severance benefits plan, if the employment of any of our officers is terminated by us without cause or by the officer for good reason prior to or more than 12 months following a change in control, each as defined in the severance benefits plan, and subject to the officer’s execution of a general release of potential claims against us, we have agreed to continue to pay the officer’s then-current base salary for a period of 12 months, in the case of our chief executive officer, and nine months, in the case of our other senior officers, and to pay premiums for continuation of health coverage under COBRA for up to 12 months, in the case of our chief executive officer, and up to nine months, in the case of our other senior officers. In addition, in December 2021, our board of directors approved an amendment to our severance benefits plan to provide that if the employment of our chief executive officer is terminated by us without cause or by our chief executive officer for good reason prior to or more than 12 months following a change in control, and subject to the chief executive officer’s execution of a general release of potential claims against us, the vesting of any outstanding equity awards held by our chief executive officer will be accelerated such that an additional portion of such awards, equal to 25% of the original award, shall vest and become fully exercisable or non-forfeitable on the date of such termination.

Alternatively, if a covered employee’s employment is terminated by us without cause or by the employee for good reason within one year following a change in control, and subject to the employee’s execution of a general release of potential claims against us, we have agreed, in the case of our chief executive officer, to pay a lump sum payment in an amount equal to 18 months of his then-current base salary, in the case of our other senior officers, to pay a lump sum payment in an amount equal to 12 months of his or her then-current base salary and, in the case of our other covered employees, to pay a lump sum payment in an amount equal to nine months of his or her then-current base salary; to pay premiums for continuation of health coverage under COBRA for up to 18 months, in the case of our chief executive officer, up to 12 months, in the case of our other senior officers, and up to nine months in the case of our other covered employees; to pay a lump sum payment in an amount equal to 150%, in the case of our chief executive officer, and 100%, in the case of our other covered employees, of the employee’s target annual bonus for the year in which his or her employment is terminated; and to accelerate the vesting of any outstanding equity grants in full.

Employee Invention and Non-Disclosure Agreements and Non-Competition and Non-Solicitation Agreements

We have also entered into employee invention and non-disclosure agreements and non-competition and non-solicitation agreements with each of our named executive officers. Under the invention and non-disclosure agreements, each named executive officer has agreed to protect our confidential and proprietary information and to assign to us related intellectual property developed during the course of his or her employment. Under the non-competition and non-solicitation agreements, each named executive officer has agreed not to compete with us during his or her employment and for a period of one year after the termination of his or her employment, and not to solicit our employees during his or her employment and for a period of one year after the termination of his or her employment.

401(k) Plan

We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan, and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). Under the 401(k) plan, each employee is fully vested in his or her deferred salary contributions and any qualified nonelective contributions made by us. Employee contributions are held and invested by the plan’s trustee as directed by participants. The 401(k) plan provides us with the discretion to match employee contributions.

Securities Authorized for Issuance Under Our Equity Compensation Plans

The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2021. As of December 31, 2021, we had three equity compensation programs, each of which was approved by our stockholders: our 2018 Stock Inventive Plan, or the 2018 Plan, the 2020 Plan and our 2020 Employee Stock Purchase Plan, or the 2020 ESPP.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)
Equity compensation plans approved by security holders	9,024,734	(2)	$9.35	3,637,594	(3)(4)
Equity compensation plans not approved by security holders	—		—	—
Total	9,024,734		$9.35	3,637,594
(1)
Represents the weighted average exercise price of stock options to purchase 7,967,750 shares of our common stock that were outstanding as of December 31, 2021, but does not include outstanding restricted stock units as such awards do not have an exercise price.
(2)
Consists of (i) 4,639,328 shares issuable upon exercise of outstanding stock options under the 2018 Plan, (ii) 3,328,512 shares issuable upon exercise of outstanding stock options under the 2020 Plan and (iii) 1,056,984 shares issuable upon the settlement of outstanding restricted stock units under the 2020 Plan.
(3)
As of December 31, 2021, 3,149,180 shares were available for future issuance under the 2020 Plan, which became effective on September 16, 2020. The number of shares of our common stock reserved for issuance under the 2020 Plan increases (i) from time to time by the number of shares of our common stock subject to outstanding awards under the 2018 Plan that expire, terminate or are otherwise surrendered, cancelled, forfeited or repurchased by us at their original issuance price pursuant to a contractual repurchase right and (ii) annually on the first day of each fiscal year, beginning with the fiscal year ending December 31, 2021 and continuing for each fiscal year until, and including, the fiscal year ending December 31, 2030, by an amount equal to the lowest of (i) 5% of the number of shares of our common stock outstanding on the first day of such fiscal year and (ii) an amount determined by our board of directors. On January 1, 2022, an additional 2,580,376 shares of our common stock were reserved for issuance under the 2020 Plan, which shares are not reflected in the number of shares available for issuance under the 2020 Plan in the table above.
(4)
As of December 31, 2021, 488,414 shares were reserved for future issuance under the 2020 ESPP, which became effective on September 16, 2020. The number of shares of our common stock reserved for issuance under the 2020 ESPP increases annually on the first day of each fiscal year beginning on January 1, 2021 and continuing until, and including, the fiscal year commencing on January 1, 2030, in an amount equal to the lowest of (i) 1,953,656 shares of our common stock, (ii) 1% of the number of shares of our common stock outstanding on such date, and (iii) an amount determined by our board of directors. No shares have been issued under the 2020 ESPP. Our board of directors determined not to increase the number of shares reserved for issuance under the 2020 ESPP on January 1, 2022.

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2020, we have engaged in the following transactions in which the amounts involved exceeded $120,000 and any of our directors, executive officers or holders of more than 5% of our voting securities, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest. We believe that all of the transactions described below were made on terms no less favorable to us than could have been obtained from unrelated third parties.

In July 2020, in connection with the third closing of our Series A preferred stock financing, we issued an aggregate of 17,500,000 shares of our Series A preferred stock at a price per share of $1.00 in cash, for an aggregate purchase price of $17,500,000. The following table sets forth the aggregate number of shares of our Series A preferred stock that we issued in July 2020 to our directors, officers and holders of more than 5% of our voting securities and their affiliates in the third closing of our Series A preferred stock financing and the aggregate amount of consideration for such shares:

Purchaser(1)	Shares of Series A Preferred Stock	Total Purchase Price
Atlas Venture Fund XI, L.P.	7,000,000	$7,000,000
Forbion Capital Fund IV Cooperatief U.A.	5,250,000	$5,250,000
Entities affiliated with MPM Bioventures	5,250,000	$5,250,000

_______________

(1)
See "Security Ownership of Certain Beneficial Owners and Management" for additional information about shares held by these entities.

Upon the closing of our IPO, all of the outstanding shares of our Series A preferred stock converted into shares of our common stock on a 0.3015-to-one basis (when rounded to the nearest ten-thousandth).

Series B preferred stock financing

In August 2020, we issued an aggregate of 41,159,724 shares of our Series B preferred stock at a price per share of $2.811 in cash, for an aggregate purchase price of $115,699,984. The following table sets forth the aggregate number of shares of our Series B preferred stock that we issued to our directors, officers and holders of more than 5% of our voting securities and their affiliates and the aggregate amount of consideration for such shares:

Purchaser(1)	Shares of Series B Preferred Stock	Total Purchase Price
Atlas Venture Opportunity Fund I, L.P.	5,336,179	$14,999,999
Forbion Capital Fund IV Cooperatief U.A.	5,336,179	$14,999,999
Entities affiliated with MPM Bioventures	1,422,981	$4,000,000
Catherine Stehman-Breen, M.D.	35,574	$99,999
David C. Lubner	177,872	$499,998
Lawrence Klein, Ph.D.	35,574	$99,999

_______________

(1)
See "Security Ownership of Certain Beneficial Owners and Management" for additional information about shares held by these entities and persons.

Upon the closing of our IPO, all of the outstanding shares of our Series B preferred stock converted into shares of our common stock on a 0.3015-to-one basis (when rounded to the nearest ten-thousandth).

Participation in our IPO

In September 2020, we completed our IPO, in which we issued and sold an aggregate of 14,089,314 shares of our common stock at a price to the public of $19.00 per share, including 1,837,736 shares issued pursuant to the underwriters' full exercise of their option to purchase additional shares. Certain holders of more than 5% of our voting securities and their affiliates purchased an aggregate of 3,600,000 shares of our common stock in the IPO. Each of those purchases was made through the underwriters at the initial public offering price. The following table sets forth the number of shares of our common stock purchased by holders of more than 5% of our voting securities and their affiliates and the aggregate purchase price paid for such shares.

Purchaser(1)	Shares of Common Stock	Total Purchase Price
Entities affiliated with RA Capital Management, L.P.	660,000	$12,540,000
Entities affiliated with Vida Ventures, LLC	815,000	$15,485,000
Citadel Multi-Strategy Equities Master Fund Ltd.	1,050,000	$19,950,000
Wellington Biomedical Innovation Master Investors (Cayman) I L.P.	1,075,000	$20,425,000

_______________

(1)
See "Security Ownership of Certain Beneficial Owners and Management" for additional information about shares held by these entities.

Participation in our January 2021 Public Offering

In January 2021, we issued and sold an aggregate of 6,000,000 shares of our common stock at a price to the public of $28.00 per share in a public offering. Certain holders of more than 5% of our voting securities and their affiliates purchased an aggregate of 925,000 shares of our common stock in the public offering. Each of those purchases was made through the underwriters at the public offering price. The following table sets forth the number of shares of our common stock purchased by holders of more than 5% of our voting securities and their affiliates and the aggregate purchase price paid for such shares:

Purchaser(1)	Shares of Common Stock	Total Purchase Price
Citadel Multi-Strategy Equities Master Fund Ltd.	225,000	$6,300,000
Entities affiliated with Wellington Management Group LLP	700,000	$19,600,000

_______________

(1)
See "Security Ownership of Certain Beneficial Owners and Management" for additional information about shares held by these entities.

Arrangements with Romesh Subramanian

On June 2, 2021, in connection with his resignation as our Chief Scientific Officer, we and Romesh Subramanian entered into a consulting agreement, pursuant to which Dr. Subramanian agreed to provide consulting and advisory services to us through October 2, 2021, unless earlier terminated. In addition, on June 2, 2021, we and Dr. Subramanian entered into a separation agreement pursuant to which Dr. Subramanian provided a standard release of claims and reaffirmed his confidentiality, non-solicitation and non-compete obligations under his existing invention and non-disclosure agreement and non-competition and non-solicitation agreement with us, and we agreed, subject to Dr. Subramanian’s eligibility for continued coverage under COBRA, to continue to pay on Dr. Subramanian’s behalf the portion of the premiums for group health insurance coverage to the same extent that we paid such premiums on Dr. Subramanian’s behalf immediately prior to his resignation, until the earlier of October 2, 2021 or the date that Dr. Subramanian obtains alternative insurance coverage.

Registration Rights

We are a party to an investors’ rights agreement with certain holders of our common stock, including certain holders of more than 5% of our voting securities and their affiliates and certain of our directors and officers. This investors’ rights agreement provides these stockholders the right, subject to certain conditions, to demand that we file a registration statement or to request that their shares be covered by a registration statement that we are otherwise filing.

Indemnification Agreements

Our restated certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers. These indemnification agreements require us, among other things, to indemnify each such director or executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our directors or executive officers.

Offer Letters and Severance Benefits Plan

We have entered into offer letters with our executive officers and have adopted a severance benefits plan for certain of our employees, including each of our executive officers. For more information regarding these arrangements with our named executive officers, see the section entitled “Executive Compensation—Employment Arrangements with Our Named Executive Officers.”

Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or holders of more than 5% of our voting securities (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our principal financial officer. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the audit committee will review, and, in its discretion, may ratify the related person transaction. The policy also permits the chair of the audit committee to review and, if deemed appropriate, approve proposed related person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

• the related person’s interest in the related person transaction;

• the approximate dollar value of the amount involved in the related person transaction;

• the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

• whether the transaction was undertaken in the ordinary course of our business;

• whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

• the purpose of, and the potential benefits to us of, the transaction; and

• any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our board of directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of this policy:

• interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of such entity, that is a participant in the transaction, where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, and the amount involved in the transaction is less than the greater of $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction; and

• a transaction that is specifically contemplated by provisions of our certificate of incorporation or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our compensation committee in the manner specified in the compensation committee’s charter.

We did not have a written policy regarding the review and approval of related person transactions prior to our IPO. Nevertheless, with respect to such transactions, it was the practice of our board of directors to consider the nature of and business reasons for such transactions, how the terms of such transactions compared to those which might be obtained from unaffiliated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our best interests.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 31, 2022 by:

• each of our directors;

• each of our named executive officers;

• all of our executive officers and directors as a group; and

• each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock.

The percentage of shares beneficially owned is based on a total of 51,667,060 shares of our common stock outstanding as of March 31, 2022, which includes 17,637 shares of unvested restricted stock subject to forfeiture.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock that an individual has a right to acquire within 60 days after March 31, 2022 are considered outstanding and beneficially owned by the person holding such right for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner is c/o Dyne Therapeutics, Inc., 1560 Trapelo Road, Waltham, MA 02451.

Name of Beneficial Owners	Number of Shares Beneficially Owned	Percentage Beneficially Owned
5% Stockholders
Entities affiliated with Atlas Venture Fund XI, L.P.(1)	8,934,902	17.29%
Forbion Capital Fund IV Cooperatief U.A.(2)	6,131,079	11.87%
Entities affiliated with MPM Bioventures(3)	4,951,303	9.58%
Entities affiliated with Logos Global Management L.P.(4)	2,954,392	5.72%
Citadel Multi-Strategy Equities Master Fund Ltd.(5)	2,864,800	5.54%
Entities affiliated with Deep Track Capital, L.P.(6)	2,816,950	5.45%
Entities affiliated with RA Capital Management, L.P.(7)	2,805,045	5.43%
Named Executive Officers and Directors
Jason Rhodes(1)(8)	8,954,498	17.33%
Edward Hurwitz(3)(8)	4,970,899	9.62%
Carlo Incerti, M.D.(2)(9)	2,177	*
Dirk Kersten(2)(8)	6,150,675	11.90%
Lawrence Klein, Ph.D.(10)	62,025	*
David Lubner(11)	100,819	*
Catherine Stehman-Breen, M.D.(12)	142,817	*
Joshua Brumm(13)	824,109	1.60%
Oxana Beskrovnaya, Ph.D.(14)	130,976	*
Susanna High(15)	204,995	*
All executive officers and directors as a group (13 persons)(16)	21,877,893	42.34%

* Less than 1%.

(1)
Consists of (i) 7,326,117 shares of common stock held by Atlas Venture Fund XI, L.P., or Atlas Fund XI, and (ii) 1,608,785 shares of common stock held by Atlas Venture Opportunity Fund I, L.P., or Atlas Fund I. Atlas Venture Associates XI, L.P. is the general partner of Atlas Fund XI, and Atlas Venture Associates XI, LLC is the general partner of Atlas Venture Associates XI, L.P. Bruce Booth, Jean-Francois Formela, David Grayzel, Jason Rhodes and Kevin Bitterman are the members of Atlas Venture Associates XI, LLC and collectively make investment decisions on behalf of Atlas Venture Associates XI, LLC. Each of Atlas Fund XI, Atlas Venture Associates XI, L.P., and Atlas Venture Associates XI, LLC may be deemed to beneficially own the shares held by Atlas Fund XI. Atlas Venture Associates Opportunity I, L.P. is the general partner of Atlas Fund I, and Atlas Venture Associates Opportunity I, LLC, or AVAO, LLC, is the general partner of Atlas Venture Associates Opportunity I, L.P. Bruce Booth, Jean-Francois Formela, David Grayzel, Jason Rhodes and Kevin

Bitterman are the members of AVAO, LLC and collectively make investment decisions on behalf of AVAO, LLC. Each of Atlas Fund I, Atlas Venture Associates Opportunity I, L.P. and AVAO, LLC may be deemed to beneficially own the shares held by Atlas Fund I. Jason Rhodes is also a member of our board of directors. Mr. Rhodes disclaims beneficial ownership of the shares listed, except to the extent of his pecuniary interest therein, if any. The mailing address of Atlas Fund XI and Atlas Fund I is 300 Technology Square, 8th Floor, Cambridge, MA 02139. The foregoing information is based solely on a Schedule 13G/A filed by Atlas Fund XI with the SEC on February 11, 2022.
(2)
Consists of 6,131,079 shares of common stock held directly by Forbion Capital Fund IV Cooperatief U.A., or FCF IV. Forbion IV Management B.V., or Forbion Management, the director of FCF IV, may be deemed to have voting and dispositive power over the shares held by FCF IV. Investment decisions with respect to the shares held by FCF IV can be made by FCPM III Services B.V., the director of Forbion Management, which may delegate such powers to its investment committee which may delegate such powers to the authorized representatives of Forbion Management. Messrs. Slootweg, van Osch, Mulder, van Houten, Reithinger and Boorsma, or the Partners, are partners of FCPM III Services B.V., which acts as the investment advisor to the directors of FCF IV. Each of the Partners disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. Dirk Kersten is a partner of Forbion Management and a member of the investment committee of Forbion Management and is also a member of our board of directors. The address for FCF IV, Forbion Management and FCPM III Services B.V. is Gooimeer 2-35, 1411 DC Naarden, the Netherlands. The foregoing information is based solely on a Schedule 13G filed by FCF IV with the SEC on February 16, 2021.
(3)
Consists of (i) 4,614,943 shares of common stock held by MPM Bioventures 2018, L.P., or MPM 2018, (ii) 91,081 shares of common stock held by MPM Asset Management Investors BV2018 LLC, or MPM BV2018, and (iii) 245,279 shares of common stock held by MPM Bioventures 2018 (B), L.P., or MPM 2018 (B). MPM 2018, MPM BV2018 and MPM 2018 (B) are collectively referred to as the MPM Entities. Edward Hurwitz, a member of our board of directors, Luke Evnin, Ansbert Gadicke, and Todd Foley are the Managing Directors of MPM BioVentures 2018 LLC, or BV2018 LLC. BV2018 LLC is the Managing Member of MPM BioVentures 2018 GP LLC, which is the General Partner of MPM 2018 and MPM 2018 (B). MPM BV2018 invests alongside MPM 2018 and MPM 2018 (B). Each of Dr. Evnin, Dr. Gadicke, Mr. Foley and Mr. Hurwitz shares power to vote, acquire, hold and dispose of the shares held by each of the MPM Entities. Each of the entities and individuals listed above, except for the MPM Entities, expressly disclaims beneficial ownership of the securities listed above except to the extent of any pecuniary interest therein. The address of each of the MPM Entities is 450 Kendall Street, Cambridge, MA 02142. The foregoing information is based solely on a Schedule 13G filed by MPM 2018 with the SEC on February 12, 2021.
(4)
Consists of 2,954,392 shares of common stock held by Logos Global Management LP, or Logos Global, Logos Global Management GP LLC, or Logos Global GP, Logos Global Master Fund LP, or Global Fund, and Logos GP LLC, or Logos GP. Logos Global is the investment manager of Global Fund. Logos Global is the investment adviser to Global Fund. Logos Global GP is the general partner of Logos Global. Dr. Arsani William is a control person of Logos Global and Logos Global GP. Each of Logos Global, Logos Global GP, Global Fund, Logos GP, and Dr. William disclaims beneficial ownership of all applicable shares except to the extent of their actual pecuniary interest therein. The address for Logos Global, Logos Global GP, Dr. William, Global Fund, and Logos GP is One Letterman Drive, Building D., Suite D3-700, San Francisco, CA 94129. The foregoing information is based solely on a Schedule 13G/A filed by Logos Global with the SEC on February 14, 2022.
(5)
Consists of 2,864,800 shares of common stock held by Citadel Multi-Strategy Equities Master Fund Ltd., or Citadel, Citadel Securities LLC, or Citadel Securities, and CRBU Holdings LLC, or CRBH. Citadel Advisors LLC, or Citadel Advisors, acts as portfolio manager of Citadel. Citadel Advisors Holdings, or CAH, is the sole member of Citadel Advisors, and Citadel GP LLC, or CGP is the general partner of CAH. CALC IV LP, or CALC4, is the manager of Citadel Securities and CRBH. Citadel Securities GP LLC, or CSGP, is the general partner of CALC4. Kenneth Griffin is the President and Chief Executive Officer of CGP and owns a controlling interest in CGP and CSGP and may be deemed to share voting and dispositive power over the shares held by Citadel, Citadel Securities and CRBH. The address for each of the persons named above is 131 S. Dearborn Street, 32nd Floor, Chicago, Illinois 60603. The foregoing information is based solely on a Schedule 13G/A filed by Citadel Advisors with the SEC on February 14, 2022.
(6)
Consists of 2,816,950 shares of common stock held by Deep Track Capital, LP, Deep Track Biotechnology Master Fund, Ltd. and David Kroin. The address for each of Deep Track Capital, LP and Mr. Kroin is 200 Greenwich Ave., 3rd Floor, Greenwich, CT 06830. The address for Deep Track Biotechnology Master Fund, Ltd. is c/o Walkers Corporate Limited, 190 Elgin Ave, George Town, KY1-9001, Cayman Islands. The

foregoing information is based solely on a Schedule 13G filed by Deep Track Capital, LP with the SEC on January 20, 2022.
(7)
Consists of (i) 2,236,984 shares of common stock held by RA Capital Healthcare Fund, L.P., or RA Capital and (ii) 568,061 shares of common stock held by RA Capital Nexus Fund, L.P., or Nexus Fund. RA Capital Management, L.P. is the investment manager for RA Capital and Nexus Fund. The general partner of RA Capital Management, L.P. is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are managing members. RA Capital Management, L.P., RA Capital Management GP, LLC, Peter Kolchinsky and Rajeev Shah may be deemed to have voting and investment power over the shares held of record by RA Capital and Nexus Fund. RA Capital Management, L.P., RA Capital Management GP, LLC, Peter Kolchinsky and Rajeev Shah disclaim beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of the entities listed above is 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116. The foregoing information is based solely on a Schedule 13G/A filed by RA Capital Management, L.P. with the SEC on February 14, 2022.
(8)
Includes 19,596 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(9)
Includes 2,177 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(10)
Consists of (i) 10,725 shares of common stock and (ii) 51,300 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(11)
Consists of (i) 53,625 shares of common stock and (ii) 47,194 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(12)
Consists of (i) 78,742 shares of restricted common stock, (ii) 10,725 shares of common stock and (iii) 53,350 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(13)
Consists of (i) 22,750 shares of common stock and (ii) 801,359 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(14)
Consists of (i) 4,967 shares of common stock and (ii) 126,009 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(15)
Consists of (i) 8,279 shares of common stock and (ii) 196,716 shares of common stock underlying options exercisable within 60 days of March 31, 2022.
(16)
Consists of (i) 20,162,711 shares of common stock, (ii) 78,742 shares of restricted common stock and (iii) 1,636,440 shares of common stock underlying options exercisable within 60 days of March 31, 2022.

STOCKHOLDER PROPOSALS FOR OUR 2023 ANNUAL MEETING

Stockholder Proposals Included in Proxy Statement

In order to be considered for inclusion in our proxy statement and proxy card relating to our 2023 annual meeting of stockholders, stockholder proposals must be received by us no later than December 23, 2022, which is 120 days prior to the first anniversary of the mailing date of this proxy, unless the date of the 2023 annual meeting of stockholders is changed by more than 30 days from the anniversary of the Annual Meeting, in which case, the deadline for such proposals will be a reasonable time before we begin to print and send our proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement and proxy card in accordance with regulations governing the solicitation of proxies.

Stockholder Proposals Not Included in Proxy Statement

In addition, our amended and restated bylaws establish an advance notice procedure for nominations for election to our board of directors and other matters that stockholders wish to present for action at an annual meeting other than those to be included in our proxy statement. In general, we must receive other proposals of stockholders, including director nominations, intended to be presented at the 2023 annual meeting of stockholders but not included in the proxy statement by March 3, 2023, but not before February 3, 2023, which is not less than 90 days nor more than 120 days prior to the anniversary date of the Annual Meeting. However, if the date of the annual meeting of stockholders is more than 30 days before or more than 60 days after such anniversary date, notice must be received no earlier than the close of business 120 calendar days prior to such annual meeting and no later than the close of business on the later of 90 days prior to such annual meeting and 10 days following the day on which notice of the date of such annual meeting was mailed or public announcement of the date of such annual meeting was first made. If the stockholder fails to give notice by these dates, then the persons named as proxies in the proxies solicited by the board of directors for the 2023 annual meeting of stockholders may exercise discretionary voting power regarding any such proposal. Stockholders are advised to review our amended and restated bylaws which also specify requirements as to the form and content of a stockholder’s notice.

Any proposals, notices or information about proposed director candidates should be sent to Dyne Therapeutics, Inc., Attention: Corporate Secretary, 1560 Trapelo Road, Waltham, Massachusetts 02451.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers and other nominee record holders may be “householding” our proxy materials. This means a single notice and, if applicable, the proxy materials, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received. We will promptly deliver a separate copy of the notice and, if applicable, the proxy materials and our 2021 Annual Report, which consists of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, to you if you write or call us at Dyne Therapeutics, Inc., 1560 Trapelo Road, Waltham, Massachusetts 02451, Attention: Dyne Investor Relations, email: ir@dyne-tx.com, telephone: 857-341-1203. If you would like to receive separate copies of our proxy materials and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and telephone number.

OTHER MATTERS

We do not know of any business that will be presented for consideration or action by the stockholders at the Annual Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.

P.O. BOX 8016, CARY, NC 27512-9903

YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:

	INTERNET Go To: **www.proxypush.com/DYN** • Cast your vote online • **Have your Proxy Card ready** • Follow the simple instructions to record your vote
	PHONE Call **1-866-892-1437** • Use any touch-tone telephone • **Have your Proxy Card ready** • Follow the simple recorded instructions
	MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided
	You must register to attend the meeting online and/or participate at www.proxydocs.com/DYN

Dyne Therapeutics, Inc.

Annual Meeting of Stockholders

For Stockholders of as of April 08, 2022

TIME: Friday, June 3, 2022 9:00 AM, Eastern Time
PLACE: Annual Meeting to be held live via the Internet - please visit www.proxydocs.com/DYN for more details.

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints Joshua Brumm and Richard Scalzo (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Dyne Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Dyne Therapeutics, Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1 AND 2

PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1. The election of two Class II directors, each to serve for a three-year term expiring at the 2025 annual meeting of stockholders and until his respective successor has been duly elected and qualified.	FOR		WITHHOLD	
1.01 Edward Hurwitz	☐		☐	FOR
1.02 Dirk Kersten	☐		☐	FOR
	FOR	AGAINST	ABSTAIN	
2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	☐	☐	☐	FOR

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Signature (and Title if applicable)	Date	Signature (if held jointly)	Date